                                                                   EXHIBIT 10.26



                                   HYSEQ INC.

                             STOCK OPTION AGREEMENT


------------------------------------------------------------------------------------------
                                           Number of                     Social Security
      Granted To           Grant Date       Shares     Price Per Share       Number
------------------------------------------------------------------------------------------
George B. Rathmann       August 21, 2001  1,000,000        $8.635
------------------------------------------------------------------------------------------

        1. You are hereby granted, in connection with and in partial consideration of your continued employment by Hyseq, Inc. (the "Company") as its Chairman of the Board, an option (the "Option") to purchase, at the above stated price, upon and subject to the provisions and conditions hereinafter set forth, 1,000,000 shares of common stock, $.001 par value per share ("Common Stock"), of the Company, which Option shall become exercisable for the number of shares as shown below on the later of (i) the accrual date set forth below and (ii) such date whereon the stockholders of the Company approve the grant of this Option. This Option is a non-statutory stock option, which is not granted under any stock option plan sponsored by the Company, and is neither designated as, nor intended to be, an incentive stock option.

                 Number of Shares                Accrual Date
                 ----------------                ------------
             1/4th of total number of      one year after grant date
                      shares
             1/48th of total number of     each monthly anniversary
                      shares                  after the one year
                                           anniversary of the grant
                                                 date

Unless earlier terminated pursuant to the terms of this Agreement, the Option shall expire on ten years minus one day after the date of grant.


I hereby acknowledge receipt of this Option and understand that it is governed by the terms of this contract. I acknowledge that I am aware of the provisions contained in this contract whereby the Board of Directors of the Company (the "Board of Directors") may terminate or amend this contract. I further acknowledge that the grant hereby made to me does not, under any circumstances, create any right for me to receive any grant in the future.


/s/ GEORGE B. RATHMANN                            Date  8/21/2001
----------------------------------------              --------------------------
George B. Rathmann

        2. To exercise your Option to purchase any shares hereunder, it shall be necessary for you, on or after the date on which such purchase privilege accrues and prior to the above-stated expiration date, to make payment in full to the Company, in cash or in Common Stock of the Company or in a combination thereof, for the shares which you so elect to purchase, at the price per share herein described, whereupon you will receive the shares for which you thus make payment; provided, however, if all or part of the payment is in shares of Common Stock of the Company, that if such shares were acquired pursuant to an incentive stock option plan (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company, then the applicable holding period requirements of Section 422 of the Code have been met with respect to such shares, and, provided further, that if you are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended from time to time, then, if (i) such shares were granted pursuant to an option, then such option must have been granted at least six (6) months prior to the exercise of the Option hereunder, and (ii) such shares were purchased other than through the grant and exercise of an option, such shares were owned by you for more than six (6) months prior to the exercise of the Option hereunder. If all or part of the payment is in shares of Common Stock of the Company, such shares shall be valued at their fair market value on the date of exercise.

        3. The Board of Directors reserves and shall have the right, by written notice to you, to amend or terminate the provisions of this contract in any manner that it may deem necessary or advisable to carry out the purpose of this grant as the result of, or to comply with, any change in applicable regulations, interpretation or statutory enactment, provided that any such change shall be applicable only to the shares for which payment shall not then have been made as herein provided.

        4. Upon the termination of your employment with the Company for any reason or no reason, the unvested portion of the Option shall be forfeited. Except as set forth in Paragraph 5, the vested unexercised portion of the Option shall be exercisable by you for a period of thirty (30) days following such a termination of your employment, or, if earlier, until the expiration of the originally prescribed term of the Option. Upon the expiration of such thirty
(30) day period (or, if earlier, the originally prescribed term of the Option), the unexercised Option shall expire and be forfeited.

        5. Upon the termination of your employment with the Company as the result of your death or disability while an employee, the outstanding vested portion of the Option will be exercisable by you (or your legal representative or designated beneficiary) for one (1) year following your death or disability, or, if earlier, until the expiration of the originally prescribed term of the Option. Upon the expiration of such one (1) year period (or, if earlier, the originally prescribed term of the Option), the unexercised Option shall expire and be forfeited. For purposes of this Agreement, disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

        6.(a) If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to the Option. The corresponding adjustment to the consideration payable with respect to the Option shall also be made. Any such adjustment, however, shall be made without change to the total payment, if any, applicable to the portion of the Option not exercised with a corresponding adjustment in the price for each share.

               (b) In the event of a "change of control" of the Company, the Option, whether or not exercisable pursuant to the schedule set forth in Paragraph 1 at the time of the change of control, shall become immediately exercisable. A change of control shall be deemed to occur on the earliest of (i) the acquisition by any entity, person, or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 50% of the outstanding capital stock of the Company entitled to vote for the election of directors ("Voting Stock"); (ii) the commencement by any entity, person, or group (other than the Company or a subsidiary of the Company) of a tender offer or an exchange offer for more than 50% of the outstanding Voting Stock of The Company; (iii) the effective time of (A) a merger or consolidation of the Company with one or more corporations as a result of which the holders of the outstanding Voting Stock of the Company immediately prior to such merger hold less than 50% of the Voting Stock of the surviving or resulting corporation, or (B) a transfer of substantially all of the property or assets of the Company other than to an entity of which the Company owns at least 80% of the Voting Stock; or (iv) the election to the Board, without the recommendation or approval of the incumbent Board of the lesser of (A) three directors, or (B) directors constituting a majority of the number of directors of the Company then in office.

        7. The Option herein granted shall be exercisable during your lifetime only by you or your legal representative, and in the event of your death then thereafter only by your beneficiary, and in any event only in accordance with and subject to the provisions and conditions herein set forth. You may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively). Each designation will revoke all prior designations and will be effective only when filed in writing with the Company during your lifetime. In the absence of any such designation, your estate shall be deemed to be your beneficiary.

        8. This contract and the purchase privilege or Option herein granted shall not otherwise by transferable by you, expressly or by operation of law, and any attempted transfer or other disposition thereof by you shall be void and shall nullify this Option and result in the cancellation of this contract by the Company.

        9. If the exercise of this Option requires withholding of tax under any law, including, without limitation, under any federal, state or local law, the Company may require you to pay to it or may withhold from your compensation, at its discretion, the amount of such withholding prior to issuing any Common Stock or retain such amount from any payment otherwise due to you.

        10. Neither this Option nor any shares to be acquired pursuant to the exercise of any rights relating to this Option have been or will be registered under any securities laws other than the federal securities laws of the United States and the Company has no obligation to register this Option or any such shares. Any shares acquired pursuant to rights relating to this Option may not be sold, transferred or otherwise traded in the absence of registration under or an exemption from any applicable requirements of any securities laws applicable to you, and each certificate representing such shares shall bear an appropriate legend to such effect, if applicable.

        11. Nothing in this contract shall interfere with or limit in any way the right of the Company to terminate employment at any time, nor confer upon you any right to continue in the employ of the Company for any period of time or to continue your present or any other rate of compensation.

        12. The issuance of shares of Common Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. It is the intent of the parties that: (i) the terms of this contract shall be governed by, and construed in accordance with, the laws of the State of Nevada, and (ii) the terms of the contract shall be subject to the jurisdiction of the courts of the State of Nevada.

        13. Please acknowledge receipt of this Option at the bottom of the duplicate copy of the first page herewith enclosed and return the same within thirty (30) days from the date you receive this Option Agreement to the office of Hyseq, Inc., Attention: Ted W. Love, 670 Almanor Avenue, Sunnyvale, California 94085.

HYSEQ, INC.


By:  /s/ Ted W. Love
     -------------------------------------
     Ted W. Love
     President and Chief Executive Officer